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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) GOVERNMENT
                       LIMITED MATURITY FUND

                       SEMIANNUAL REPORT o JUNE 30, 2002

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       YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 29 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended
June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.
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MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith]
     D. Richard Smith

For the six months ended June 30, 2002, the fund's Class A shares provided a total return of 2.59%, Class B shares 2.08%, Class C shares 2.06%, and Class I shares 3.03%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 2.53% return over the same period for the fund's benchmark, the Lehman Brothers One- to Three-Year Government Bond Index (the Lehman Index). The Lehman Index tracks public obligations of the U.S. Treasury with remaining maturities of one to three years. During the same period, the average short-term U.S. government fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 2.31%.

Q.  WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE FIRST SIX MONTHS
    OF 2002?

A. During the first quarter of 2002, interest rates rose as most market participants believed that the worst of the recession was behind us and that the economy would recover quickly. In turn, most investors expected the Federal Reserve Board (the Fed) to raise rates quickly in order to temper growth and prevent inflationary pressures from building.

    However, the market's expectations proved to be premature. Growth in gross domestic product (GDP) in the first quarter came in at a strong annual rate of 6.1%. As it turned out, though, much of that growth was due to a restocking of inventories. The financial conditions that typically accompany a recovery -- increased corporate capital expenditures, job growth, and creation of small businesses -- didn't materialize. As a result, market sentiment shifted over the period from the anticipation of Fed rate hikes to a consensus that the Fed would most likely keep rates unchanged for the foreseeable future.

Q.  WHAT APPROACH DID YOU TAKE WITH THE FUND?

A. We pursued the same consistent strategy as in the past by choosing a portfolio of government-quality securities that we felt offered relatively low price volatility. We selected securities that satisfy the strict federal eligibility requirements for investments by banks and credit unions. Our goal is to try to outperform most money market accounts over any given two- to three-year period. (Bonds have historically provided generally higher income than either CDs or money market funds, albeit with somewhat higher risk. Money market funds seek to maintain a constant net asset value, although this is not guaranteed).

Q.  HOW DID YOU STRUCTURE THE FUND?

A. We avoided structuring the portfolio to make it sensitive to anticipated changes in interest rates. Instead, we invested in securities that we felt would allow the fund to add yield without taking on much additional risk. These investments included agency debenture notes and various kinds of mortgage-backed securities, which we found attractive because of the additional yield they offered relative to Treasury securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) We maintained a modest investment in Treasuries in order to handle cash flows into and out of the fund.

    With interest rates generally stable, mortgage-backed securities performed well. We picked our investments carefully, striving to find those holdings that offered stability as well as positive yield characteristics. Specifically, we looked to invest in mortgage-backed securities offering attractive yields along with some protection against prepayment, or refinancing. (When homeowners redeem their mortgages before maturity in order to refinance at lower rates, mortgage-backed security holders like the fund must then reinvest the proceeds at lower prevailing rates.)

    Among the mortgage bonds that offered what we felt were the best characteristics were 15-year Fannie Mae (Federal National Mortgage Association) securities with coupon rates in the 6.0% to 7.0% range. While 30- year mortgage-backed bonds offered additional yield, they also came with more prepayment risk, hence our decision to favor 15-year maturities. We believed homeowners with 15-year mortgages would be less likely to refinance -- because they had done so recently -- making these mortgage-backed securities less susceptible to prepayment risk.

    We also focused some attention on collateralized mortgage obligations
    (CMOs), because these debt securities offered extra yield over Treasuries combined with relative stability. CMOs are debt securities backed by pools of mortgage- backed securities. Our investments in this area were in short-term, conservative, thrift-eligible holdings issued by government agencies such as Fannie Mae and Freddie Mac (Federal Home Loan Mortgage Corporation) and by other "AAA"-rated issuers.

Q.  WHAT IS YOUR OUTLOOK FOR THE REST OF 2002?

A. We anticipate that growth in GDP will be stronger in the third quarter of 2002 than it was in the second quarter. We think economic activity will most likely be moderate instead of weak or robust. For the economy to improve even further, we believe the excess capacity built up by the technology and telecommunications bubble needs to be taken out of the system. This kind of restructuring takes some time.

    Within an environment of moderate growth and almost no inflation, our belief is that Fed rate increases may be on hold for some time. As a result, we anticipate continuing our search for products with attractive yields, relative to Treasuries, within our investment universe. Further, while the U.S. dollar has weakened against the euro, we believe this was a normal correction because the dollar had become too strong. However, the decline of the dollar has also signaled some movement out of U.S. assets by foreign investors. Finally, we think ongoing difficulties in the stock market and the fact that we are still a country at war should help keep demand strong for the high-quality bond investments that populate the fund.

/s/ D. Richard Smith

    D. Richard Smith
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
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D. RICHARD SMITH, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND PORTFOLIO MANAGER OF THE GOVERNMENT MORTGAGE AND LIMITED MATURITY PORTFOLIOS OF OUR MUTUAL FUNDS AND OFFSHORE INVESTMENT PRODUCTS.

RICHARD JOINED MFS IN 1993. HE BECAME A PORTFOLIO MANAGER IN 1997. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET.

HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                SEEKS TO PRESERVE CAPITAL AND PROVIDE HIGH CURRENT
                          INCOME (COMPARED TO A PORTFOLIO ENTIRELY INVESTED IN MONEY MARKET INSTRUMENTS).

COMMENCEMENT OF
INVESTMENT OPERATIONS:    SEPTEMBER 26, 1988

CLASS INCEPTION:          CLASS A  SEPTEMBER 26, 1988
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  AUGUST 1, 1994
                          CLASS I  JANUARY 2, 1997

SIZE:                     $588.7 MILLION NET ASSETS AS OF JUNE 30, 2002

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

CLASS A
                                          6 Months        1 Year       3 Years       5 Years        10 Years
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
Cumulative Total Return
  Excluding Sales Charge                    +2.59%        +6.14%       +19.93%       +32.78%         +71.71%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --           +6.14%       + 6.24%       + 5.83%         + 5.56%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                     --           +3.49%       + 5.35%       + 5.30%         + 5.29%
------------------------------------------------------------------------------------------------------------

CLASS B
                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                    +2.08%        +5.34%       +17.08%       +27.66%         +59.50%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --           +5.34%       + 5.40%       + 5.01%         + 4.78%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                     --           +1.34%       + 4.49%       + 4.68%         + 4.78%
------------------------------------------------------------------------------------------------------------

CLASS C
                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                    +2.06%        +5.16%       +16.76%       +27.17%         +60.24%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --           +5.16%       + 5.30%       + 4.92%         + 4.83%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                     --           +4.16%       + 5.30%       + 4.92%         + 4.83%
------------------------------------------------------------------------------------------------------------

CLASS I
                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                         +3.03%        +6.80%       +21.34%       +34.43%         +73.97%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                          --           +6.80%       + 6.66%       + 6.10%         + 5.69%
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

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Portfolio structure percentages reflect sensitivity to asset class price changes. Negative exposures have been offset against the expected settlement position.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JUNE 30, 2002

              Mortgage Backed                    48.8%
              Government Agency                  37.7%
              U.S. Treasuries                     7.1%
              Asset Backed                        5.0%
              Cash                                1.4%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002

Bonds - 98.0%
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                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)          VALUE
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Residential Mortgage-Backed - 5.0%
  CWMBS, Inc., 2.4s, 2032                               $13,771   $ 13,788,237
  WAMU Mortgage Certificate, 5.51s, 2032                 15,000     15,243,750
------------------------------------------------------------------------------
Total Residential Mortgage-Backed                                 $ 29,031,987
------------------------------------------------------------------------------
U.S. Government Agencies - 86.0%
  Federal Home Loan Bank, 4.875s, 2004                  $26,500   $ 27,396,760
  Federal Home Loan Bank, 7.5s, 2015                      7,014      7,423,337
  Federal Home Loan Bank, 7s, 2016                        6,213      6,536,976
  Federal Home Loan Mortgage Corp., 1.94s, 2029           1,447      1,440,079
  Federal Home Loan Mortgage Corp., 2.19s, 2029           8,475      8,468,133
  Federal Home Loan Mortgage Corp., 4.5s, 2008            6,810      6,893,337
  Federal Home Loan Mortgage Corp., 5s, 2011 - 2022      39,232     40,140,365
  Federal Home Loan Mortgage Corp., 5.5s, 2007 - 2023    50,474     52,144,012
  Federal Home Loan Mortgage Corp., 6s, 2008              4,621      4,731,731
  Federal Home Loan Mortgage Corp., 6.375s, 2003         28,000     29,473,080
  Federal Home Loan Mortgage Corp., 7.375s, 2003         15,500     16,192,385
  Federal National Mortgage Assn., 2.19s, 2027            1,897      1,899,658
  Federal National Mortgage Assn., 4.25s, 2009           30,000     30,177,900
  Federal National Mortgage Assn., 4.548s, 2031          13,873     14,032,902
  Federal National Mortgage Assn., 4.75s, 2004           20,000     20,637,400
  Federal National Mortgage Assn., 5.125s, 2004          38,000     39,428,420
  Federal National Mortgage Assn., 5.5s, 2018             8,189      8,380,209
  Federal National Mortgage Assn., 5.76s, 2006            4,953      5,176,643
  Federal National Mortgage Assn., 6.3s, 2015               205        216,507
  Federal National Mortgage Assn., 6.5s, 2004 - 2017     70,745     74,133,902
  Federal National Mortgage Assn., 7s, 2005 - 2016       59,390     63,591,692
  Federal National Mortgage Assn., 7.125s, 2005          17,500     19,076,400
  Federal National Mortgage Assn., 6.5s, 2017 TBA        11,000     11,408,980
  Government National Mortgage Assn., 5s, 2032 TBA        5,000      5,075,000
  Government National Mortgage Assn., 8s, 2015              575        610,505
  Government National Mortgage Assn., 8.5s, 2010            574        613,642
  Government National Mortgage Assn., 9s, 2002 - 2007       783        858,980
  Student Loan Marketing Assn., 4.75s, 2004              10,000     10,286,200
------------------------------------------------------------------------------
Total U.S. Government Agencies                                    $506,445,135
------------------------------------------------------------------------------

U.S. Treasury Obligations - 7.0%
  U.S. Treasury Notes, 2.875s, 2004                     $ 4,040   $  4,033,245
  U.S. Treasury Notes, 3s, 2004                          22,000     22,143,440
  U.S. Treasury Notes, 3.625s, 2004                      10,781     11,034,816
  U.S. Treasury Notes, 4.375s, 2007                       4,000      4,055,000
------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                   $ 41,266,501
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $569,035,031)                       $576,743,623
------------------------------------------------------------------------------

Repurchase Agreement - 2.7%
------------------------------------------------------------------------------
  Goldman Sachs, dated 6/28/02, due 7/01/02, total
    to be received $15,924,627 (secured by various
    U.S. Treasury and Federal Agency obligations in
    a jointly traded account), at Cost                  $15,922   $ 15,922,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $584,957,031)                 $592,665,623

Other Assets, Less Liabilities - (0.7)%                             (3,918,179)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $588,747,444
------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $584,957,031)            $592,665,623
  Investments of cash collateral for securities loaned, at
    identified cost and value                                       128,501,240
  Receivable for investments sold                                     4,061,026
  Receivable for fund shares sold                                    11,514,825
  Interest receivable                                                 5,308,760
  Other assets                                                            1,724
                                                                   ------------
    Total assets                                                   $742,053,198
                                                                   ------------
Liabilities:
  Payable to custodian                                             $      2,017
  Distributions payable                                               1,840,779
  Payable for investments purchased                                  20,507,311
  Payable for fund shares reacquired                                  2,154,824
  Collateral for securities loaned, at value                        128,501,240
  Payable to affiliates -
    Management fee                                                       19,453
    Shareholder servicing agent fee                                       4,863
    Distribution and service fee                                         80,619
    Administrative fee                                                      851
  Accrued expenses and other liabilities                                193,797
                                                                   ------------
      Total liabilities                                            $153,305,754
                                                                   ------------
Net assets                                                         $588,747,444
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $615,395,137
  Unrealized appreciation on investments                              7,708,592
  Accumulated net realized loss on investments                      (31,834,888)
  Accumulated distributions in excess of net
    investment income                                                (2,521,397)
                                                                   ------------
      Total                                                        $588,747,444
                                                                   ============
Shares of beneficial interest outstanding                           70,435,734
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $339,194,493 / 40,495,541 shares of
     beneficial interest outstanding)                                 $8.38
                                                                      =====
  Offering price per share (100 / 97.5 of net asset
    value per share)                                                  $8.59
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $154,210,766 / 18,475,895 shares of
     beneficial interest outstanding)                                 $8.35
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $95,342,064 / 11,464,284 shares of
     beneficial interest outstanding)                                 $8.32
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price
     per share (net assets of $121.32 / 14.41 shares
     of beneficial interest outstanding)                              $8.42
                                                                      =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $11,665,590
                                                                   -----------
  Expenses -
    Management fee                                                 $ 1,019,603
    Trustees' compensation                                              10,768
    Shareholder servicing agent fee                                    254,900
    Distribution and service fee (Class A)                             227,362
    Distribution and service fee (Class B)                             592,049
    Distribution and service fee (Class C)                             401,693
    Administrative fee                                                  44,608
    Custodian fee                                                      100,243
    Printing                                                            23,469
    Postage                                                             20,725
    Auditing fees                                                       13,100
    Legal fees                                                           6,355
    Miscellaneous                                                      192,954
                                                                   -----------
      Total expenses                                               $ 2,907,829
    Fees paid indirectly                                               (24,486)
                                                                   -----------
      Net expenses                                                 $ 2,883,343
                                                                   -----------
        Net investment income                                      $ 8,782,247
                                                                   -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
     transactions                                                  $ 1,842,473
  Change in unrealized appreciation on investments                   1,508,921
                                                                   -----------
        Net realized and unrealized gain on investments            $ 3,351,394
                                                                   -----------
          Increase in net assets from operations                   $12,133,641
                                                                   ===========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                 YEAR ENDED
                                                           JUNE 30, 2002          DECEMBER 31, 2001
                                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                    $   8,782,247              $  14,779,644
  Net realized gain on investments                             1,842,473                  1,632,535
  Net unrealized gain on investments                           1,508,921                  3,136,322
                                                           -------------              -------------
    Increase in net assets from operations                 $  12,133,641              $  19,548,501
                                                           -------------              -------------
Distributions declared to shareholders -
  From net investment income (Class A)                     $  (6,737,410)             $  (9,869,990)
  From net investment income (Class B)                        (2,332,921)                (3,466,732)
  From net investment income (Class C)                        (1,458,060)                (1,442,916)
  From net investment income (Class I)                                (2)                        (6)
  In excess of net investment income (Class A)                      --                   (1,329,678)
  In excess of net investment income (Class B)                      --                     (467,036)
  In excess of net investment income (Class C)                      --                     (194,389)
  In excess of net investment income (Class I)                      --                           (1)
                                                           -------------              -------------
      Total distributions declared to shareholders         $ (10,528,393)             $ (16,770,748)
                                                           -------------              -------------
Net increase in net assets from fund share transactions    $ 114,344,019              $ 206,547,016
                                                           -------------              -------------
      Total increase in net assets                         $ 115,949,267              $ 209,324,769
Net assets:
  At beginning of period                                     472,798,177                263,473,408
                                                           -------------              -------------

At end of period (including accumulated distributions in
  excess of net investment income of $2,521,397 and
  $775,251, respectively)                                  $ 588,747,444              $ 472,798,177
                                                           =============              =============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                                JUNE 30, 2002              2001            2000            1999            1998            1997
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period  $ 8.35            $ 8.24          $ 8.14          $ 8.42          $ 8.40          $ 8.41
                                       ------            ------          ------          ------          ------          ------
Income from investment operations#(S) -
  Net investment income                $ 0.16            $ 0.40          $ 0.50          $ 0.48          $ 0.50          $ 0.53
  Net realized and unrealized
    gain (loss) on investments           0.05              0.17            0.10           (0.29)           0.02           (0.02)
                                       ------            ------          ------          ------          ------          ------
      Total from investment
         operations                    $ 0.21            $ 0.57          $ 0.60          $ 0.19          $ 0.52          $ 0.51
                                       ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income           $(0.18)           $(0.40)         $(0.50)         $(0.47)         $(0.50)         $(0.52)
  In excess of net investment
    income                               --               (0.06)           --              --              --              --
                                       ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders       $(0.18)           $(0.46)         $(0.50)         $(0.47)         $(0.50)         $(0.52)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $ 8.38            $ 8.35          $ 8.24          $ 8.14          $ 8.42          $ 8.40
                                       ======            ======          ======          ======          ======          ======
Total return(+)                          2.59%++           7.00%           7.57%           2.31%           6.34%           6.30%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             0.81%+            0.81%           0.81%           0.81%           0.84%           0.84%
  Net investment income(S)               3.78%+            4.79%           6.15%           5.76%           5.95%           6.27%
Portfolio turnover                         95%              100%            152%            165%            368%            266%
Net assets at end of period (000
 Omitted)                            $339,194          $279,688        $185,701        $191,955        $215,877        $190,039

(S) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment
    Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                 SIX MONTHS ENDED         ---------------------------------------------------------------------
                                    JUNE 30, 2002              2001           2000           1999           1998           1997
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 8.33            $ 8.22         $ 8.12         $ 8.40         $ 8.39         $ 8.39
                                           ------            ------         ------         ------         ------         ------
Income from investment operations#(S) -
  Net investment income                    $ 0.12            $ 0.33         $ 0.43         $ 0.41         $ 0.43         $ 0.46
  Net realized and unrealized gain
    (loss) on investments                    0.05              0.17           0.10          (0.29)          0.01           --
                                           ------            ------         ------         ------         ------         ------
      Total from investment operations     $ 0.17            $ 0.50         $ 0.53         $ 0.12         $ 0.44         $ 0.46
                                           ------            ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income               $(0.15)           $(0.33)        $(0.43)        $(0.40)        $(0.43)        $(0.46)
  In excess of net investment income         --               (0.06)          --             --             --             --
                                           ------            ------         ------         ------         ------         ------
      Total distributions declared
        to shareholders                    $(0.15)           $(0.39)        $(0.43)        $(0.40)        $(0.43)        $(0.46)
                                           ------            ------         ------         ------         ------         ------
Net asset value - end of period            $ 8.35            $ 8.33         $ 8.22         $ 8.12         $ 8.40         $ 8.39
                                           ======            ======         ======         ======         ======         ======
Total return                                 2.08%++           6.20%          6.77%          1.50%          5.43%          5.61%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                 1.59%+            1.59%          1.58%          1.61%          1.60%          1.63%
  Net investment income(S)                   2.89%+            3.99%          5.39%          4.96%          5.17%          5.48%
Portfolio turnover                             95%              100%           152%           165%           368%           266%
Net assets at end of period (000
 Omitted)                                $154,211          $121,405        $58,004        $71,472        $68,867        $34,843

(S) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
    31, 2001, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                                JUNE 30, 2002              2001            2000            1999            1998            1997
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                      CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period  $ 8.30            $ 8.19          $ 8.09          $ 8.38          $ 8.37          $ 8.37
                                       ------            ------          ------          ------          ------          ------
Income from investment
  operations#(S) -
  Net investment income                $ 0.12            $ 0.31          $ 0.42          $ 0.41          $ 0.43          $ 0.45
  Net realized and unrealized
    gain (loss) on investments           0.05              0.18            0.10           (0.30)           0.01            --
                                       ------            ------          ------          ------          ------          ------
      Total from investment
         operations                    $ 0.17            $ 0.49          $ 0.52          $ 0.11          $ 0.44          $ 0.45
                                       ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income           $(0.15)           $(0.31)         $(0.42)         $(0.40)         $(0.43)         $(0.45)
  In excess from net investment
    income                               --               (0.07)           --              --              --              --
                                       ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders       $(0.15)           $(0.38)         $(0.42)         $(0.40)         $(0.43)         $(0.45)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $ 8.32            $ 8.30          $ 8.19          $ 8.09          $ 8.38          $ 8.37
                                       ======            ======          ======          ======          ======          ======
Total return                             2.06%++           6.14%           6.71%           1.33%           5.35%           5.56%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             1.66%+            1.66%           1.66%           1.66%           1.69%           1.69%
  Net investment income(S)               2.83%+            3.80%           5.31%           4.91%           5.10%           5.42%
Portfolio turnover                         95%              100%            152%            165%            368%            266%
Net assets at end of period (000
 Omitted)                             $95,342           $71,705         $19,769         $23,642         $24,286         $18,192

(S) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
    31, 2001, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                   SIX MONTHS ENDED       -------------------------------------------------      DECEMBER 31,
                                      JUNE 30, 2002           2001          2000          1999         1998             1997*
                                        (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                            CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period        $ 8.36         $ 8.24        $ 8.12        $ 8.40       $ 8.40            $ 8.40
                                             ------         ------        ------        ------       ------            ------
Income from investment operations#(S) -
  Net investment income                      $ 0.21         $ 0.43        $ 0.50        $ 0.51       $ 0.46            $ 0.53
  Net realized and unrealized gain
    (loss) on investments                      0.04           0.16          0.12         (0.31)        0.05              --
                                             ------         ------        ------        ------       ------            ------
      Total from investment operations       $ 0.25         $ 0.59        $ 0.62        $ 0.20       $ 0.51            $ 0.53
                                             ------         ------        ------        ------       ------            ------
Less distributions declared to
  shareholders -
  From net investment income                 $(0.19)        $(0.43)       $(0.50)       $(0.48)      $(0.51)           $(0.53)
  In excess of net investment income           --            (0.04)          --            --           --                --
                                             ------         ------        ------        ------       ------            ------
      Total distributions declared to
        shareholders                         $(0.19)        $(0.47)       $(0.50)       $(0.48)      $(0.51)           $(0.53)
                                             ------         ------        ------        ------       ------            ------
Net asset value - end of period              $ 8.42         $ 8.36        $ 8.24        $ 8.12       $ 8.40            $ 8.40
                                             ======         ======        ======        ======       ======            ======
Total return                                   3.03%++        7.29%         8.00%         2.46%        6.25%             6.55%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                   0.66%+         0.66%         0.66%         0.66%        0.66%             0.69%+
  Net investment income(S)                     5.01%+         5.13%         6.30%         5.91%        6.23%             6.42%+
Portfolio turnover                               95%           100%          152%          165%         368%              266%
Net assets at end of period (000 Omitted)    $ --  +++      $ -- +++      $  -- +++     $  -- +++      $185              $182

(S) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
    31, 2001, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  * For the period from the inception of class I shares, January 2, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Limited Maturity Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The interest income earned on the securities loaned is accounted for in the same manner as other interest income.

At June 30, 2002 the value of securities loaned was $125,950,724. These loans were collateralized by cash of $128,501,240 which was invested in the following short-term obligation:

                                                                AMORTIZED COST
ISSUER                                                SHARES         AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     128,501,240      $128,501,240

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for mortgage-backed securities, and amortization and accretion on debt securities. The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                      DECEMBER 31, 2001      DECEMBER 31, 2000
------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                           $16,770,748            $15,096,188

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $  1,048,253
          Capital loss carryforward                     (31,806,217)
          Unrealized gain                                 4,422,046
          Other temporary differences                    (1,917,023)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

          EXPIRATION DATE                                     AMOUNT
          ----------------------------------------------------------
          December 31, 2002                            $(11,980,239)
          December 31, 2003                              (2,302,419)
          December 31, 2004                              (4,284,511)
          December 31, 2005                              (3,064,412)
          December 31, 2007                              (5,108,829)
          December 31, 2008                              (5,065,807)
                                                       ------------
            Total                                      $(31,806,217)
                                                       ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $52,626 for the six months ended June 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduce to a maximum of 0.15% for an indefinite period of time) of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,077 for the six months ended June 30, 2002. Fees incurred under the distribution plan during six months ended June 30, 2002, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $551 and $134 for Class B and Class C shares, respectively, for the six months ended June 30, 2002. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 0.93% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 2002, were $181,767, $208,327, and $40,561 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $560,312,203      $466,164,255
                                                 ------------      ------------
Investments (non-U.S. government securities)     $ 29,327,214      $    371,977
                                                 ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $587,397,645
                                                                   ------------
Gross unrealized appreciation                                      $  5,590,454
Gross unrealized depreciation                                          (322,476)
                                                                   ------------
    Net unrealized appreciation                                    $  5,267,978
                                                                   ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     SIX MONTHS ENDED JUNE 30, 2002              YEAR ENDED DECEMBER 31, 2001
                                   --------------------------------        ----------------------------------
                                          SHARES             AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                           26,626,546      $ 221,973,789           33,220,832        $ 277,263,835
Shares issued to shareholders in
  reinvestment of distributions          483,362          4,026,391              918,574            7,668,335
Shares reacquired                    (20,103,433)      (167,523,443)         (23,187,509)        (193,021,511)
                                     -----------      -------------          -----------        -------------
    Net increase                       7,006,475      $  58,476,737           10,951,897        $  91,910,659
                                     ===========      =============          ===========        =============

Class B shares
                                     SIX MONTHS ENDED JUNE 30, 2002              YEAR ENDED DECEMBER 31, 2001
                                   --------------------------------        ----------------------------------
                                          SHARES             AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                            6,987,041      $  58,116,913           12,192,586        $ 101,688,582
Shares issued to shareholders in
  reinvestment of distributions          157,838          1,310,419              313,038            2,607,118
Shares reacquired                     (3,246,504)       (26,954,663)          (4,988,087)         (41,539,253)
                                     -----------      -------------          -----------        -------------
    Net increase                       3,898,375      $  32,472,669            7,517,537        $  62,756,447
                                     ===========      =============          ===========        =============

Class C shares
                                     SIX MONTHS ENDED JUNE 30, 2002              YEAR ENDED DECEMBER 31, 2001
                                   --------------------------------        ----------------------------------
                                          SHARES             AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                            5,419,238      $  44,870,966            9,477,383        $  78,902,175
Shares issued to shareholders in
  reinvestment of distributions           77,618            642,062              123,913            1,029,001
Shares reacquired                     (2,672,399)       (22,118,416)          (3,374,743)         (28,051,270)
                                     -----------      -------------          -----------        -------------
    Net increase                       2,824,457      $  23,394,612            6,226,553        $  51,879,906
                                     ===========      =============          ===========        =============

Class I shares
                                     SIX MONTHS ENDED JUNE 30, 2002              YEAR ENDED DECEMBER 31, 2001
                                   --------------------------------        ----------------------------------
                                          SHARES             AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                 --        $        --                   --          $        --
Shares issued to shareholders in
  reinvestment of distributions             --*                  1                 -- *                    4
Shares reacquired                           --                 --                   --                   --
                                     -----------      -------------          -----------        -------------
    Net increase                            --        $           1                    1        $           4
                                     ===========      =============          ===========        =============

* Amount is less than 1 share

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended June 30, 2002 was $2,657. The fund had no borrowings during the period.

(7) Change in Accounting Principle
As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the fund did not amortize premium on debt securities.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $1,440,304, increase net unrealized appreciation by $986,962 and increase net realized gains by $453,342. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) GOVERNMENT LIMITED MATURITY FUND

The following tables present certain information regarding the Trustees and officers including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships of trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
D. Richard Smith+                                        business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

+ MFS Investment Management

MFS(R) GOVERNMENT
LIMITED MATURITY FUND                                              ------------
                                                                     PRSRT STD
[logo] M F S(R)                                                     U.S. Postage
INVESTMENT MANAGEMENT                                                  Paid
                                                                       MFS
500 Boylston Street                                                ------------
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                MGL-3 8/02 26.6M 28/228/328/828